SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MONEY MARKET FUNDS
(Each a “Fund”, together the “Funds”)

Effective immediately, the following disclosure is added under the heading “Permitted Investment Activities and Certain Associated Risks” within the section entitled “Fund Investment Policies and Risks”:

LIBOR Transition. The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as London Inter-bank Offered Rate (“LIBOR”), Euro Interbank Offered Rate (“EURIBOR”) and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor compel banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.

In advance of 2021, regulators and market participants will work together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, prior to 2021, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate, or any other changes or reforms to the determination or supervision of Reference Rates, could have an adverse impact on the market for, or value of any, securities or payments linked to those Reference Rates and other financial obligations held by a Fund, or on its overall financial condition or results of operations. In addition, any substitute Reference Rate, and any pricing adjustments imposed by a regulator or by counterparties or otherwise, may adversely affect a Fund’s performance and/or net asset value.

July 28, 2020